                                                                   EXHIBIT 10.12

ALL SECTIONS MARKED WITH ASTERISKS REFLECT PORTIONS WHICH HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION BY THQ INC. AS PART OF A REQUEST FOR CONFIDENTIAL TREATMENT.

           PLAYSTATION(R) LICENSED PUBLISHER - SUPPLEMENTAL AGREEMENT

           This Agreement is entered into the 25 day of June 1998 and is supplemental to the Licensed Publisher Agreement ("LPA") of even date herewith by and between


                       SONY COMPUTER ENTERTAINMENT EUROPE
             (a Division of SONY COMPUTER ENTERTAINMENT UK LIMITED)
                      of 25 Golden Square, London W1R 6LU
                      (hereinafter referred to as "SCEE")

                                     -and-

                           THQ INTERNATIONAL LIMITED
             of Dukes Court, Duke Street, Woking, Surrey GU21 5BH
                    (hereinafter referred to as "Publisher")
                         PUBLISHER AUTHORISATION #:138

In consideration of the undertakings, representations and warranties given herein, and of other good and valuable consideration the receipt and sufficiency of which is acknowledged, Publisher and SCEE hereby agree as follows:

Rental

(1) The provisions of LPA Clause 3.3 shall be modified to the effect that Publisher shall be entitled to undertake or authorise the rental or lending of PlayStation Software products within the Licensed Territory.

(2) If the Master Disc content of the Rental version of any product varies from that of the retail version (if any) of the same product, then the Rental version will be allocated a different SCEE Product Code.

(3) Subject to (2) above, all Rental products (and associated materials) shall be subject to the Specifications (as defined in the LPA and set forth in the SCEE's Specifications & Procedures manual, as amended from time to time), and to the Procedures (specifically including, but without limitation, those relating to submissions, evaluation and approvals) also set forth in such manual, including specifically but without limitation any such Specifications and/or Procedures which relate specifically to Rental products.

(4) The Manufacture of Licensed Products & Associated Materials provisions of LPA Clause 6, and the Purchase Price provisions of LPA Clauses 7.1 to 7.3 (but not the Returns provisions of LPA Clause 7.4) and of LPA Schedule 2 (but not Schedule 2[R]), shall apply to all Rental products.

(5) Publisher warrants and represents that it shall obtain all necessary consents and clearances from, and make all necessary payments to, third parties whose rights in respect of Rental products are protected under the European Council Rental Rights Directive and the corresponding national implementing legislation of European Union member states (and any similar legislation in any other country of the Licensed Territory); [**]


[*] Confidential portion omitted and filed separately with the Securities and Exchange Commission.


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(6)     The undertaking or authorising of any renting or lending of PlayStation
        Software except as authorised herein and subject to Specifications and/or Procedures (as referred to in (3) above) shall continue to be a breach of the LPA. The provisions of LPA Clause 13.2 will apply to any such breach and the repetition of prior material breach provisions of LPA Clause 13.1(i) will apply to the repetition of any such breach.

Demonstration & Promotion Discs

(1) The production of Demo Discs (for use as magazine covermounts and similar or related purposes) and of Promo Discs (for use as salesman's samples and similar or related purposes) will be available on a not-for-retail basis.

(2) All Demo & Promo Discs (and associated materials) shall be subject to the Specifications (as defined in the LPA and set forth in SCEE's Specifications & Procedures manual, as amended from time to time), and to the Procedures (specifically including, but without limitation, those relating to submissions, evaluation and approvals) also set forth in such manual, including specifically but without limitation any such Specifications and/or Procedures which relate specifically to Demo and/or Promo Discs.

(3) The Manufacture of Licensed Products & Associated Materials provisions of LPA Clause 6, and, subject as provided below, the Purchase Price provisions of LPA Clauses 7.1 to 7.3 (but not the Returns provisions of LPA Clause 7.4 and Schedule 2([R]), shall apply to all Demo & Promo Discs. However, the Purchase Price for Demo & Promo Discs will be as set forth in Exhibits A and B hereto respectively (and not as set forth in LPA Schedule 2).

PlayStation Platinum

(1) The production of inventory in the PlayStation Platinum range will be available for qualifying PlayStation Software products.

(2) The qualifying criteria for admission to the PlayStation Platinum range is [**] units or more of aggregate Purchase Orders (excluding for Rental inventory and Demo & Promo Discs) in [**].

        SCEE reserves the right to review and adjust the qualifying criterion by reference to the then installed base of PlayStation consoles in the PAL territories from time to time.

(3) The initial Purchase Order for PlayStation Platinum inventory of any given PlayStation Software product may not normally be placed less than [**] following the placing of the first Purchase Order for the same product.

(4) All PlayStation Platinum inventory (and associated materials) shall be subject to the Specifications (as defined in the LPA and set forth in SCEE's Specifications & Procedures manual, as amended from time to time), and to the Procedures (specifically including, but without limitation, those relating to submissions, evaluation and approvals) also set forth in such manual, including specifically but without limitation any such Specifications and/or Procedures which relate specifically to the PlayStation Platinum range.

(5) The Manufacture of Licensed Products & Associated Materials provisions of LPA Clause 6, and, subject as provided below, the Purchase Price provisions of LPA Clauses 7.1 to 7.3 (but not the Returns provisions of LPA Clause 7.4 and Schedule 2[R]), shall apply to all PlayStation Platinum

[*] Confidential portion omitted and filed separately with the Securities and Exchange Commission.

     inventory. However, the Purchase Price for all PlayStation Platinum inventory will be as set forth in Exhibit C hereto (and not as set forth in LPA Schedule 2).

SUBJECT only to the foregoing, all the terms and conditions of the LPA shall apply to Rental, Demo & Promo Discs and shall continue in full force and effect.

IN WITNESS WHEREOF the parties hereto have caused this Supplemental Agreement to be executed as of the date first above written.

SONY COMPUTER ENTERTAINMENT EUROPE      THQ INTERNATIONAL LIMITED
(a Division of SONY COMPUTER
ENTERTAINMENT UK LIMITED)


/s/ CHRISTOPHER DEERING                 /s/ TIM WALSH
----------------------------------      ----------------------------------
Signature                               Signature

Christopher Deering                     Tim Walsh
----------------------------------      ----------------------------------
Name                                    Signatory's Name (please print)

President                               V P International
----------------------------------      ----------------------------------
Title                                   Title


                                   Exhibit A

                           PURCHASE PRICE - DEMO DISC

For Demo Disc product unit comprising:

-  1 (one) black PlayStation interactive software Disc

-  standard Demo Disc Label

- optional maxicase (audio CD Single jewel case) or plain paper pochette, including assembly

                                                   [**]

-  PlayStation Disc mastering
   (initial order only)                            [**]

Minimum order quantity - initial order             [**]

                       - reorders                  [**]

For multi-colour Disc Label and/or White Base Underlay, the following charges (in addition to the per unit Purchase Price for standard 2-colour Disc Label) will apply:

Multi-Colour Disc Label            3-colour        [**]
                                   4-colour        [**]
                                   5-colour        [**]
                                   6-colour        [**]

White Base Underlay                                [**]



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[*]  Confidential portion omitted and filed separately with the Securities and
     Exchange Commission.

                                   Exhibit B

                          PURCHASE PRICE - PROMO DISC

For Promo Disc product unit comprising:

-    1 (one) black PlayStation interactive software Disc

-    standard Promo Disc Label

-    maxicase (audio CD Single jewel case), including assembly
                                                               [**]

-    PlayStation Disc mastering                                [**]

-    For each additional Disc in a Multi-Disc Promo            [**]

Minimum order quantity  - Initial order                        [**]

                        - reorders                             [**]

Maximum order quantity (single order or aggregate)             [**]


                                   Exhibit C

                     PURCHASE PRICE - PLAYSTATION PLATINUM

For 1-Disc PlayStation Platinum product unit comprising:

-    1 (one) black PlayStation interactive software Disc

-    1 x PlayStation Platinum Disc Label

-    standard PlayStation jewel case, including assembly

     -  Purchase Orders placed [**]                            [**]

     -  Purchase Orders placed [**]                            [**]


For Multi-Disc PlayStation Platinum product unit (up to 6 Discs) comprising:

-    applicable number of black PlayStation interactive software Discs

-    applicable number of PlayStation Platinum Disc Labels

-    applicable multi-tray PlayStation jewel case, including assembly

     - Purchase Orders placed [**]                          [**]

     - Purchase Orders placed [**]                          [**]

-    PlayStation Disc Mastering                             [**]

Minimum order quantity - initial order and reorders         [**]

For more than 6-Disc PlayStation Platinum product units -   [**]

L. equal pounds sterling


[*] Confidential portion omitted and filed separately with the Securities and Exchange Commission.


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